SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 8, 1998
                                                         ---------------


                                   ENGEX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       811-01639             13-2620543
         --------                       ---------             ----------

State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization           File No.)         Identification No.)


44 Wall Street, New York, NY                                         10005
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(Address of principal executive offices)                            (Zip Code)

                                 (212) 495-4200
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              (Registrant's telephone number, including area code)

                                    No Change
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         Pursuant to a recommendation of Engex, Inc.'s (the Company's) Board of Directors, Grant Thornton LLP was engaged as the Company's independent auditors for the year ending September 30, 1998 to replace the firm of David Berdon & Co. LLP, who were dismissed as auditors of the Company effective January 8, 1998. The appointment of Grant Thornton LLP as the Company's independent accountants for 1998 was effective upon the dismissal of David Berdon & Co. LLP, subject to the approval of the Company's shareholders which was obtained on January 6, 1998.

         The reports of David Berdon & Co. LLP on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two years ended September 30, 1997, and in the subsequent interim period, there were no disagreements with David Berdon & Co. LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of David Berdon & Co. LLP, would have caused David Berdon & Co. LLP to make reference to the matter in its report.

         During the Company's two most recently completed years and through the present date, there have been no reportable events (as defined in item 304 of Regulation S-K) with David Berdon & Co. LLP and during such periods the Company has not consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements  and  Exhibits

         (c)      Exhibits.

                  16.1 Letter from David Berdon & Co. LLP re change in certifying accountant.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  January 8, 1998


                                                     ENGEX, INC.



                                                     By /s/BRIAN WASSERMAN
                                                       -------------------
                                                          Brian Wasserman
                                                          Treasurer


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